SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 28, 2000


                GOURMET GROUP, INC. (FORMERLY SEAIR GROUP, INC.)

             (Exact Name of Registrant as Specified in its Charter)



         NEVADA                     33-55254-10                  87-0438825
         ------                     -----------                  ----------
         State of                   Commission                   IRS Employer
         Incorporation              File Number                  I.D. Number



                       1 CHISHOLM TRAIL, BUDA, TEXAS 78610
                     Address of principal executive offices


                  Registrant's telephone number: (512) 295-4600


                                SEAIR GROUP, INC.
            6831 EDGEWATER COMMERCE, PARKWAY #1110, ORLANDO, FL 32810
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          On September 28, 2000, Morgan Kent Group, Inc., a Delaware corporation ("Morgan Kent"), acquired control of Gourmet Group, Inc. (formerly Seair Group, Inc.) (the "Company") by becoming the holder of 67.8% of the Company's outstanding capital stock. In addition, the Board of Directors and Management of the Company completely changed as of such date, except that Steven Kerr, who had been serving as the Company's sole director, remained on the Company's new Board of Directors after such date. See Item 2, below, for further information.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On September 28, 2000, the Company entered into an Agreement and Plan of Share Exchange (the "Agreement") with Our Food Products Group, Inc., a privately-held Texas corporation ("Our Food"), and all of the shareholders (the "Our Food Shareholders") of Our Food (seven shareholders in all), including Our Food's majority shareholder, Morgan Kent. Pursuant to the Agreement, the Company acquired 7,984,194 shares of Our Food Class B Common Stock, which constitute all of the outstanding capital stock of Our Food, in exchange for issuing pro rata to the Our Food Shareholders a total of 25,089,723 restricted shares of the Company's common stock, $.001 par value ("Common Stock") (the "Share Exchange"). Our Food manufactures and distributes specialty food products under the trade name, "Jardine Foods".

          Immediately prior to the Share Exchange, the Company accrued the obligation to issue 100,000 shares of Common Stock to an advisory firm for services relating to the introduction of the parties to the Share Exchange. Prior to the Share Exchange, the Company had outstanding 2,887,747 shares of Common Stock (inclusive of such 100,000 shares) and, immediately after the Share Exchange,


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the Company had outstanding  27,977,470  shares of Common Stock,  18,960,425 (or
67.8%) of which were held by Morgan Kent. Also, in connection with the Share Exchange, the Company's Board of Directors adopted an incentive plan and granted options to purchase an aggregate of 3,239,952 shares of Common Stock at exercise prices ranging from $.00318 to $.23885 per share to replace fully-vested options which had been outstanding under Our Food's incentive plan but which were canceled in connection with the Share Exchange.

          In connection with the Share Exchange, the Company also restated its Articles of Incorporation (i) to change its name from Seair Group, Inc. to Gourmet Group, Inc., (ii) to increase its authorized Common Stock from 25,000,000 shares of Common Stock to 50,000,000 shares, and (iii) to elect not to be governed by Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive, relating to the acquisition of a controlling interest and Nevada Revised
Statutes Sections 78.411 to 78.444, inclusive, relating to combinations with interested stockholders. The Company also changed its trading symbol on the OTC Bulletin Board to "GOUG" to reflect its name change. As a result of the Share Exchange, the Company acquired 7,984,194 shares of Class B Common Stock of Our Food, and Our Food became a wholly-owned subsidiary of the Company. Before and after the Share Exchange, KBK Financial, Inc. ("KBK"), a lender to Our Food, held warrants to purchase 177,778 shares of Our Food Class B Common Stock, subject to adjustment, at the exercise price of $.01 per share and warrants to purchase 277,778 shares of Our Food Class B Preferred Stock, subject to adjustment, at the same exercise price per share. Such Class B Preferred Stock is convertible on a one-for-one basis, subject to adjustment, into shares of Our Food Class B Common Stock. In order to obtain KBK's consent to the Share Exchange, the Company pledged to KBK all of the outstanding


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shares of Our Food Class B Common Stock to secure Our Food's  obligations to KBK which, as of the date of the Share Exchange, consisted of $1,750,000 principal amount due on May 15, 2003 and interest thereon due monthly at the rate of 13.5% per annum.

          In connection with the Share Exchange, Steven Kerr, previously the Company's sole director and executive officer, resigned from his positions as an officer of the Company and appointed the following individuals to serve on the Company's Board of Directors (the "Board") with him: Fredrick Schulman (Chairman), H. John Trube, Julie Tedesco, Jeffrey K. Moore, Daniel Matheson and Steven Weismann. The new Board then appointed the following officers of the
Company: Fredrick Schulman - President and Chief Executive Officer; H. John Trube - Executive Vice President, Secretary and Chief Operating Officer; and Kimberly Eckert - Vice President and Chief Financial Officer. Each of these officers also serves as an officer (with the same title) of Our Food. The following officers and/or directors of the Company also serve Morgan Kent in the respective capacities set forth below: Mr. Schulman - member of the Board of Directors and President; Mr. Trube - member of the Board of Directors; and Mr.
J. Moore - Chairman of the Board. Mr. Matheson, Ms. Tedesco and Lois Shapiro, who is married to Mr. Schulman, were among the Our Food Shareholders who received shares of Common Stock in the Share Exchange. Mr. Schulman, Ms. Tedesco, Mr. Trube, Mr. J. Moore, Ms. Eckert and Mr. Matheson were among those Our Food option holders whose options were replaced with options to purchase shares of the Company's Common Stock.

          Simultaneously with the Share Exchange, Our Food entered into an amendment ("Amendment") to the Credit and Security Agreement ("Credit
Agreement") which it had entered into as of May 31, 2000 with Wells Fargo Business Credit, Inc. ("Wells Fargo"). The


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Credit  Agreement  provides for up to a $2,000,000  revolving line of credit,  a
$110,000 equipment loan and a $1,223,000 real estate term loan secured by Our Food's real property in Buda, Texas. In addition, the Company became a party to the Amendment and the Credit Agreement and guaranteed all of Our Food's obligations to Wells Fargo. In connection with the Credit Agreement, Morgan Kent had entered into a Keep Well Agreement with Our Food and Wells Fargo pursuant to which Morgan Kent was required to make payments to Our Food (by purchasing the common stock or subordinated notes of Our Food) equal to amount of monthly net loss incurred by Our Food. The Keep Well Agreement requires such payments to be made monthly until Our Food has achieved six consecutive months of net income. In connection with the Amendment, the Keep Well Agreement was amended so that future payments by the Company to Our Food under the Keep Well Agreement would be deemed to satisfy Morgan Kent's obligations under the Keep Well Agreement.

          The Company has been considering the acquisitions of certain entities, including entities in which one or more of the Our Food Shareholders and members of the Board have an interest. The completion of such acquisitions would depend upon market conditions, the availability of financing, the completion of due diligence and negotiations and other factors. Such acquisitions could result in the Company's issuance of additional shares of Common Stock, including to one or more of the Our Food Shareholders and members of the Board.

          Immediately following the Share Exchange: Morgan Kent owned 18,960,425 shares of Common Stock (67.8% of the outstanding); Mr. Matheson beneficially owned an aggregate of 2,380,386 shares of Common Stock (8.5% of the outstanding), consisting of 2,356,818 shares of Common Stock and options to purchase 23,568 shares of Common Stock,


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

exercisable immediately at the price of $.00318 per share and expiring December 1, 2002; Mr. Schulman and his wife, Lois Shapiro, each beneficially owned 4,083,697 shares of Common Stock (13.7% of the outstanding), consisting of 2,199,697 shares of Common Stock owned by Ms. Shapiro and options held by Mr. Schulman to purchase 1,884,000 shares of Common Stock, exercisable immediately at the price of $.15924 per share and expiring on December 27, 2003. Except for Mr. Schulman and Ms. Shapiro with respect to one another's shares, each of the Our Food Shareholders disclaimed beneficial ownership of the shares of Common Stock acquired by the other parties. All shares and options discussed in this paragraph were acquired in connection with the Share Exchange.

          Through their ownership of Morgan Kent preferred stock, Messrs. Jeffrey K. Moore and Matthew R. Moore (the "Moore Brothers"), voting together, have the power to elect a majority of the board members of Morgan Kent. Each of the Moore Brothers disclaims beneficial ownership of the other's shares of the Morgan Kent preferred stock. There can be no assurance that a change of control of the Company will not occur as a result of (i) sales of Morgan Kent preferred stock owned by the Moore Brothers to achieve liquidity, or for any other reason, or (ii) sales of the Company's Common Stock by Morgan Kent to fund other business activities or investments or for any other reason.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          (a) On October 12, 2000, the Company selected the firm of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditor. On such date, the Company also dismissed the firm of Meeks, Dorman & Company, P.A. ("Meeks") which had been serving as the Company's independent auditor. Arthur Andersen has been serving as the auditor for Our


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Food.  The Company's  change of its  independent  auditor is a reflection of the fact that, as a result of the Share Exchange, the operations of Our Food have become the primary business of the Company.

          (b) No report issued by Meeks on the Company's financial statements for either of the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principals, except that the report issued by Meeks covering the Company's financial statements for the fiscal year ended December 31, 1999 was qualified with respect to the Company's ability to continue as a going concern. During the two most recent fiscal years of the Company, the Company had no disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with Meeks as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K) during such periods.

          (c) During the two most recent fiscal years through the present, the Company has not consulted with Arthur Andersen regarding the application of accounting principles to a specified transaction or regarding the type of audit opinion that might be rendered on the Company's financial statements or regarding any matter that was the subject of a "disagreement" or "reportable event" (each as used in the preceding paragraph).

          (d) A letter of Meeks addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4 as they refer to such firm.


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

          (e) The change of auditors was approved by the Board of Directors of the Company on October 12, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) and (b) To be filed by amendment. The Company deems it to be impracticable to file with this Current Report the financial statements relating to the business acquired by the Company and the related pro forma financial information. The Company expects to file the required financial information not later than the 75th day following September 28, 2000 (December 12, 2000).

          (c) Exhibits

          The Company hereby agrees to provide to the Commission upon request any omitted schedules or exhibits to the documents listed on this Item 7.

       EXHIBIT NOS.

          3.1       Restated Articles of Incorporation of Gourmet Group, Inc.

          10.1 Agreement and Plan of Share Exchange, dated as of September 28, 2000, among Gourmet Group, Inc., Our Food Products Group, Inc. and the shareholders of Our Food Products Group, Inc. (incorporated by reference to Exhibit 10.1 to the Schedule 13D filed by Morgan Kent Group et al. on October 10, 2000 relating to Gourmet Group common stock).

          10.2      Gourmet Group, Inc. 2000 Incentive Plan.

          10.3 Credit and Security Agreement by and between Our Food Products Group, Inc. and Wells Fargo Business Credit, Inc., dated as of May 31, 2000.

          10.4 Amendment, dated September 28, 2000, to Credit and Security Agreement, with Gourmet Group, Inc. as an additional party.

          10.5 Deed of Trust, Security Agreement and Financing Agreement, dated as of May 31, 2000, given by Our Food Products Group, Inc. unto a trustee for Wells Fargo Business Credit, Inc.

          10.6 Guaranty, dated as of September 28, 2000, made by Gourmet Group, Inc. for Wells Fargo Business Credit, Inc.



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         10.7      Keep Well  Agreement,  dated as of May 31,  2000,  among Our
                   Food Products Group, Inc., Morgan Kent Group, Inc. and Wells Fargo Business Credit, Inc.

         10.8      Amendment to Keep Well Agreement,  dated as of September 28,
                   2000.

         10.9 Pledge Agreement, dated September 28, 2000, between Gourmet Group, Inc. and KBK Financial, Inc.

         16 Letter of Meeks, Dorman & Company, P.A. to the Securities and Exchange Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

ITEM 8.   CHANGE IN FISCAL YEAR

          The Company intends to change its fiscal year end from December 31st to June 30th to conform to the fiscal year end of Our Food (the acquiror for accounting purposes in the Share Exchange).


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2000


                                        GOURMET GROUP, INC.


                                        By:/s/ Frederick Schulman
                                           -------------------------------------
                                           Fredrick Schulman,
                                           President and Chief Executive Officer


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


                               GOURMET GROUP, INC.

                            LIST OF EXHIBITS ATTACHED

                                   TO FORM 8-K

                                October 12, 2000

       EXHIBIT NOS.

          3.1       Restated Articles of Incorporation of Gourmet Group, Inc.

          10.2      Gourmet Group, Inc. 2000 Incentive Plan.

          10.3 Credit and Security Agreement by and between Our Food Products Group, Inc. and Wells Fargo Business Credit, Inc., dated as of May 31, 2000.

          10.4 Amendment, dated September 28, 2000, to Credit and Security Agreement, with Gourmet Group, Inc. as an additional party.

          10.5 Deed of Trust, Security Agreement and Financing Agreement, dated as of May 31, 2000, given by Our Food Products Group, Inc. unto a trustee for Wells Fargo Business Credit, Inc.

          10.6 Guaranty, dated as of September 28, 2000, made by Gourmet Group, Inc. for Wells Fargo Business Credit, Inc.

          10.7 Keep Well Agreement, dated as of May 31, 2000, among Our Food Products Group, Inc., Morgan Kent Group, Inc. and Wells Fargo Business Credit, Inc.

          10.8      Amendment to Keep Well Agreement,  dated as of September 28,
                    2000.

          10.9 Pledge Agreement, dated September 28, 2000, between Gourmet Group, Inc. and KBK Financial, Inc.

          16 Letter of Meeks, Dorman & Company, P.A. to the Securities and Exchange Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-K.